Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen Maryland Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund and
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund, each a series of

Nuveen Multistate Trust I
811-07747

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond
Fund, Nuveen Maryland Municipal Bond Fund, Nuveen New
Mexico Municipal Bond Fund, Nuveen Pennsylvania
Municipal Bond Fund and Nuveen Virginia Municipal Bond
Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.


The results of the shareholder votes
are as follows:

    Nuveen Arizona
Municipal Bond
Fund
    Nuveen Colorado
Municipal Bond Fund
Nuveen Maryland
Municipal Bond
Fund
To approve a new investment
management agreement between each
Trust and Nuveen Advisors, LLC.



   For
             4,113,339
             6,435,006
             6,850,892
   Against
                158,716
                  82,740
                273,273
   Abstain
                113,273
                178,219
                425,849
   Broker Non-Votes
                977,143
             1,933,707
             2,055,144
      Total
             5,362,471
             8,629,672
             9,605,158




To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.



   For
             4,090,722
             6,432,663
             6,832,945
   Against
                150,390
                  81,681
                266,790
   Abstain
                144,215
                181,619
                450,279
   Broker Non-Votes
                977,144
             1,933,709
             2,055,144
      Total
             5,362,471
             8,629,672
             9,605,158




To approve revisions to, or elimination
of, certain fundamental investment
policies:







a. Revise the fundamental policy
related to the purchase and sale of
commodities.



   For
             4,054,188
             6,414,670
             6,699,439
   Against
                173,298
                  91,580
                476,210
   Abstain
                157,841
                189,714
                374,363
   Broker Non-Votes
                977,144
             1,933,708
             2,055,146
      Total
             5,362,471
             8,629,672
             9,605,158




b. Revise the fundamental policy
related to issuing senior securities.



   For
             4,066,441
             6,408,100
             6,725,374
   Against
                172,901
                  95,313
                479,373
   Abstain
                145,982
                192,551
                345,265
   Broker Non-Votes
                977,147
             1,933,708
             2,055,146
      Total
             5,362,471
             8,629,672
             9,605,158




c. Revise the fundamental policy
related to underwriting.



   For
             4,058,803
             6,396,980
             6,759,541
   Against
                156,642
                102,269
                397,707
   Abstain
                169,880
                196,716
                392,764
   Broker Non-Votes
                977,146
             1,933,707
             2,055,146
      Total
             5,362,471
             8,629,672
             9,605,158




d. Revise the fundamental policy
related to the purchase and sale of real estate.



   For
             4,053,222
             6,405,066
             6,751,874
   Against
                172,304
                  87,159
                443,793
   Abstain
                159,801
                203,738
                354,347
   Broker Non-Votes
                977,144
             1,933,709
             2,055,144
      Total
             5,362,471
             8,629,672
             9,605,158




e. Revise the fundamental policy
related to diversification.



   For
             4,066,597
             6,430,983
             6,661,118
   Against
                164,286
                  81,677
                492,627
   Abstain
                154,444
                183,304
                396,269
   Broker Non-Votes
                977,144
             1,933,708
             2,055,144
      Total
             5,362,471
             8,629,672
             9,605,158




f. Eliminate the fundamental policy
related to permitted investments.



   For
             4,020,785
             6,387,764
             6,626,404
   Against
                190,132
                  91,202
                556,660
   Abstain
                174,408
                216,996
                366,951
   Broker Non-Votes
                977,146
             1,933,710
             2,055,143
      Total
             5,362,471
             8,629,672
             9,605,158




g. Eliminate the fundamental policy
related to pledging assets.



   For
             3,968,288
             6,382,817
             6,631,279
   Against
                240,571
                105,192
                540,284
   Abstain
                176,466
                207,953
                378,450
   Broker Non-Votes
                977,146
             1,933,710
             2,055,145
      Total
             5,362,471
             8,629,672
             9,605,158




h. Eliminate the fundamental policy
related to investment in issuers whose
shares are owned by the Funds Board
Members or officers.



   For
             3,983,877
             6,358,831
             6,653,569
   Against
                244,394
                134,920
                560,757
   Abstain
                157,053
                202,211
                335,688
   Broker Non-Votes
                977,147
             1,933,710
             2,055,144
      Total
             5,362,471
             8,629,672
             9,605,158




i. Eliminate the fundamental policy
related to short sales and purchases on
margin.



   For
             3,984,571
             6,378,688
             6,637,569
   Against
                209,813
                138,077
                652,994
   Abstain
                190,940
                179,199
                259,453
   Broker Non-Votes
                977,147
             1,933,708
             2,055,142
      Total
             5,362,471
             8,629,672
             9,605,158




j. Eliminate the fundamental policy
related to writing options.



   For
             3,994,726
             6,379,807
             6,665,148
   Against
                190,012
                134,757
                605,090
   Abstain
                200,587
                181,399
                279,778
   Broker Non-Votes
                977,146
             1,933,709
             2,055,142
      Total
             5,362,471
             8,629,672
             9,605,158



    Nuveen New Mexico Municipal Bond Fund
    Nuveen Pennsylvania Municipal Bond Fund
    Nuveen Virginia Municipal Bond Fund
To approve a new investment
management agreement between each
Trust and Nuveen Advisors, LLC.



   For
             4,143,201
           14,370,616
           17,299,156
   Against
                118,932
                315,947
                266,308
   Abstain
                  83,391
                280,713
                394,414
   Broker Non-Votes
                727,006
             4,544,181
             3,590,720
      Total
             5,072,530
           19,511,457
           21,550,598




To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.



   For
             4,108,963
           14,363,749
           17,311,379
   Against
                122,015
                337,206
                260,497
   Abstain
                114,545
                266,318
                388,002
   Broker Non-Votes
                727,007
             4,544,184
             3,590,720
      Total
             5,072,530
           19,511,457
           21,550,598




To approve revisions to, or elimination
of, certain fundamental investment
policies:







a. Revise the fundamental policy
related to the purchase and sale of
commodities.



   For
             4,037,415
           14,277,758
           17,161,046
   Against
                130,345
                393,175
                376,299
   Abstain
                177,764
                296,339
                422,531
   Broker Non-Votes
                727,006
             4,544,185
             3,590,722
      Total
             5,072,530
           19,511,457
           21,550,598




b. Revise the fundamental policy
related to issuing senior securities.



   For
             4,038,631
           14,279,956
           17,183,137
   Against
                180,919
                384,314
                373,118
   Abstain
                125,974
                303,002
                403,620
   Broker Non-Votes
                727,006
             4,544,185
             3,590,723
      Total
             5,072,530
           19,511,457
           21,550,598




c. Revise the fundamental policy
related to underwriting.



   For
             3,916,258
           14,260,693
           17,123,760
   Against
                123,261
                364,834
                361,934
   Abstain
                306,004
                341,746
                474,184
   Broker Non-Votes
                727,007
             4,544,184
             3,590,720
      Total
             5,072,530
           19,511,457
           21,550,598




d. Revise the fundamental policy
related to the purchase and sale of real estate.



   For
             4,047,311
           14,297,327
           17,086,534
   Against
                178,506
                353,960
                428,566
   Abstain
                119,706
                315,985
                444,773
   Broker Non-Votes
                727,007
             4,544,185
             3,590,725
      Total
             5,072,530
           19,511,457
           21,550,598




e. Revise the fundamental policy
related to diversification.



   For
                          -
           14,329,190
           17,135,652
   Against
                          -
                324,314
                363,414
   Abstain
                          -
                313,767
                460,809
   Broker Non-Votes
                          -
             4,544,186
             3,590,723
      Total
                          -
           19,511,457
           21,550,598




f. Eliminate the fundamental policy
related to permitted investments.



   For
             3,971,588
           14,218,155
           16,946,555
   Against
                254,229
                364,850
                550,859
   Abstain
                119,706
                384,266
                462,463
   Broker Non-Votes
                727,007
             4,544,186
             3,590,721
      Total
             5,072,530
           19,511,457
           21,550,598




g. Eliminate the fundamental policy
related to pledging assets.



   For
             3,879,011
           14,190,154
           16,839,024
   Against
                261,210
                463,499
                629,064
   Abstain
                205,303
                313,620
                491,785
   Broker Non-Votes
                727,006
             4,544,184
             3,590,725
      Total
             5,072,530
           19,511,457
           21,550,598




h. Eliminate the fundamental policy
related to investment in issuers whose
shares are owned by the Funds Board
Members or officers.



   For
             4,003,669
           14,113,178
           16,823,306
   Against
                180,904
                528,674
                659,826
   Abstain
                160,950
                325,418
                476,739
   Broker Non-Votes
                727,007
             4,544,187
             3,590,727
      Total
             5,072,530
           19,511,457
           21,550,598




i. Eliminate the fundamental policy
related to short sales and purchases on
margin.



   For
             3,881,278
           14,198,160
           16,864,235
   Against
                265,857
                472,911
                630,711
   Abstain
                198,389
                296,201
                464,926
   Broker Non-Votes
                727,006
             4,544,185
             3,590,726
      Total
             5,072,530
           19,511,457
           21,550,598




j. Eliminate the fundamental policy
related to writing options.



   For
             3,888,522
           14,301,963
           16,933,237
   Against
                276,254
                337,636
                571,940
   Abstain
                180,748
                327,674
                454,699
   Broker Non-Votes
                727,006
             4,544,184
             3,590,722
      Total
             5,072,530
           19,511,457
           21,550,598

Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2014, under Conformed Submission Type DEF14A, accession number
0001193125-14-240335.